FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 9, 2005, is among DARLING INTERNATIONAL INC., a Delaware corporation (“Borrower”); GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for Lenders (“Administrative Agent”) and as Lender; COMERICA BANK, as revolving credit agent for Lenders (“Revolving Credit Agent”) and as Lender; and the other Lenders party hereto.

RECITALS

WHEREAS, pursuant to that certain Credit Agreement, dated as of April 2, 2004 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the other Credit Parties signatory thereto, Administrative Agent, Revolving Credit Agent and the Lenders signatory thereto from time to time, Lenders agreed to make Loans and to incur Letter of Credit Obligations on behalf of Borrower;

WHEREAS, Borrower has requested that Administrative Agent, Revolving Credit Agent and the Lenders amend the Credit Agreement to permit Borrower to redeem, purchase or retire Borrower’s Stock in an aggregate amount up to $10,000,000 over a 12-month period beginning August 9, 2005; and

WHEREAS, Administrative Agent, Revolving Credit Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the Recitals, the mutual promises and covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, Revolving Credit Agent, the Lenders and Borrower agree as follows:

1.          Definitions.   Capitalized terms used but not otherwise defined herein, including the Recitals, shall have the meanings assigned to them in the Credit Agreement.

2.          Amendments to Credit Agreement.

(a)        References. Each reference in the Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment.

(b)        Permitted Dividend Payment. Annex A of the Credit Agreement shall be amended by restating the definition of “Permitted Dividend Payment” as follows:

“‘Permitted Dividend Payment’ means (a) the payment of dividends on the Stock of Borrower by Borrower, in cash or in kind and/or (b) the redemption, purchase or retirement of the Stock of Borrower by Borrower, in an aggregate amount not to exceed in respect of the preceding clauses (a) and (b) (i) $10,000,000, payable only during the 12-month period beginning August 9, 2005 and (ii) 25% of Excess Cash Flow in any Fiscal Year, payable only during the 60-

1

day period beginning the date Administrative Agent receives Borrower’s annual audited financial statements for the immediately preceding Fiscal Year pursuant to Annex E; provided, in any case, that such dividend and/or redemption, purchase or retirement complies with all applicable provisions of all laws and regulations.”

3.          Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent, Revolving Credit Agent and the Lenders as follows:

(a)        Incorporation of Representations. All representations and warranties of Borrower and the other Credit Parties in the Loan Documents are incorporated herein in full by this reference and are and will be true and correct in all material respects as of the date hereof and as of any date of a Permitted Dividend Payment described in clause (i) of the definition of “Permitted Dividend Payment” (except to the extent any such representation or warranty expressly relates to an earlier date, in which case the same shall be true and correct in all material respects as of such earlier date).

(b)        Corporate Power; Authorization. Borrower has the corporate power and authority and has been duly authorized by all requisite corporate action to execute and deliver this Amendment and to perform its obligations hereunder. This Amendment has been duly executed and delivered by Borrower.

(c)        Enforceability. This Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors’ rights generally and to general principles of equity.

(d)        No Violation. The execution, delivery and performance of this Amendment by Borrower does not and will not (i) violate any law, rule, regulation or court order in existence on the date hereof to which Borrower is subject; (ii) conflict with or result in a breach of Borrower’s articles of incorporation or bylaws or any agreement or instrument to which it is party or by which it is bound or its properties are bound; or (iii) result in the creation or imposition of any Lien on any property of any Credit Party, whether now owned or hereafter acquired, other than Liens in favor of Administrative Agent.

(e)        No Default. No Default or Event of Default exists under the Loan Documents.

(f)         Obligations Absolute. The obligation of Borrower to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of setoff or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans.

(g)        Solvency. Both before and after giving effect to any Permitted Dividend Payment, on the date of such Permitted Dividend Payment, each Credit Party is and will be Solvent.

2

4.          Effect and Construction of Amendment.

(a)        Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to:

(i)         impair the validity, perfection or priority of any Lien securing the Obligations;

(ii)         waive or impair any rights, powers or remedies of Administrative Agent, Revolving Credit Agent or any Lender under the Loan Documents;

(iii)        constitute an election of remedies to the exclusion of any other remedies; or

(iv)        constitute an agreement by Administrative Agent, Revolving Credit Agent or any Lender or require Administrative Agent, Revolving Credit Agent or any Lender to waive any future Defaults or Events of Default or extend the term of the Credit Agreement or the time for payment of any of the Loans.

(b)        The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any other Loan Document, whether or not known to Administrative Agent, Revolving Credit Agent or any Lender and whether or not existing on the date hereof.

5.          Costs and Expenses. Borrower hereby reaffirms the agreement under the Credit Agreement to pay or reimburse Administrative Agent on demand for all costs and expenses incurred by Administrative Agent in connection with the Loan Documents, including all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all reasonable fees and disbursements of counsel to Administrative Agent for the services performed by such counsel in connection with the preparation of this Amendment.

6.          Condition Precedent to Effectiveness of Amendment. This Amendment shall not be effective unless and until Administrative Agent receives duly executed counterparts of this Amendment from Borrower, Administrative Agent and Requisite Lenders, and Borrower pays an amendment fee of $25,000 to Administrative Agent, for the benefit of Lenders signatory hereto. Administrative Agent shall distribute to each such Lender a portion of the amendment fee in an amount equal to $25,000 multiplied by the percentage obtained by dividing the aggregate Commitments of such Lender by the aggregate Commitments of all Lenders signatory hereto as of the date hereof.

7.          Miscellaneous.

(a)        Benefit of Agreement. This Amendment shall be binding upon, inure to the benefit of and be enforceable by each Credit Party, Agents, Lenders and their respective successors and permitted assigns (including, in the case of any Credit Party, a debtor-in-possession on behalf of such Credit Party). No other Person shall be entitled to claim any

3

right or benefit hereunder, including the status of a third-party beneficiary of this Amendment.

(b)        Entire Agreement. Except as expressly set forth herein, there are no agreements or understandings, written or oral, among the parties hereto relating to this Amendment or the Loan Documents that are not fully and completely set forth herein or therein.

(c)        Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(d)        Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York applicable to contracts made and performed in that state and any applicable laws of the United States of America.

(e)        Section Titles. The Section titles of this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

(f)         Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

(g)        Notices. Any notices with respect to this Amendment shall be given in the manner provided in Section 11.10 of the Credit Agreement.

(h)        Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of Borrower in this Amendment shall survive the execution and delivery of this Amendment and, except as otherwise expressly provided herein, shall continue in full force and effect until the Termination Date.

[Remainder of Page Blank]

4

IN WITNESS WHEREOF, the parties hereto duly executed this Amendment as of the date first written above.

DARLING INTERNATIONAL INC.
By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto duly executed this Amendment as of the date first written above.

GENERAL ELECTRIC CAPITAL CORPORATION
By:
Name:
Title:	Its Duly Authorized Signatory

IN WITNESS WHEREOF, the parties hereto duly executed this Amendment as of the date first written above.

COMERICA BANK
By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto duly executed this Amendment as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto duly executed this Amendment as of the date first written above.

HARRIS N.A. (successor by merger to Harris Trust & Savings Bank)
By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto duly executed this Amendment as of the date first written above.

ATRIUM CDO
By:
Name:
Title:

ATRIUM II
By:
Name:
Title:

CSAM FUNDING I
By:
Name:
Title:

CSAM FUNDING II
By:
Name:
Title:

CSAM FUNDING III
By:
Name:
Title:

CSAM FUNDING IV
By:
Name:
Title: